EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark A. Libratore, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Liberator Medical Holdings, Inc. and Subsidiaries on Form 10-QSB for the quarter ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Liberator Medical Holdings, Inc. and Subsidiaries.

Dated: February 14, 2008	By:	/s/ Mark A. Libratore
Mark A. Libratore,
President and Chief Executive Officer